Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Exhibit 99.2

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Mike Salop Senior Vice President, Investor Relations 2

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Safe Harbor This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward- looking statements. Words such as "expects," "intends," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook" and other similar expressions or future or conditional verbs such as "may," "will," "should," "would," "could," and "might" are intended to identify such forward-looking statements. Readers of this presentation of The Western Union Company (the "Company," "Western Union," "we," "our" or "us") should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the "Risk Factors" section and throughout the Annual Report on Form 10-K for the year ended December 31, 2016. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement. Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic and trade downturns, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate, including downturns or declines related to interruptions in migration patterns, or non- performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including among other things, with respect to price, with global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including electronic, mobile and Internet-based services, card associations, and card-based payment providers, and with digital currencies and related protocols, and other innovations in technology and business models; political conditions and related actions in the United States and abroad which may adversely affect our business and economic conditions as a whole, including interruptions of United States or other government relations with countries in which we have or are implementing significant business relationships with agents or clients; deterioration in customer confidence in our business, or in money transfer and payment service providers generally; our ability to adopt new technology and develop and gain market acceptance of new and enhanced services in response to changing industry and consumer needs or trends; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; any material breach of security, including cybersecurity, or safeguards of or interruptions in any of our systems or those of our vendors or other third parties; cessation of or defects in various services provided to us by third- party vendors; mergers, acquisitions and integration of acquired businesses and technologies into our Company, and the failure to realize anticipated financial benefits from these acquisitions, and events requiring us to write down our goodwill; failure to manage credit and fraud risks presented by our agents, clients and consumers; failure to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place, including due to increased costs or loss of business as a result of increased compliance requirements or difficulty for us, our agents or their subagents in establishing or maintaining relationships with banks needed to conduct our services; decisions to change our business mix; changes in tax laws, or their interpretation, and unfavorable resolution of tax contingencies; adverse rating actions by credit rating agencies; our ability to realize the anticipated benefits from business transformation, productivity and cost-savings, and other related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; our ability to protect our brands and our other intellectual property rights and to defend ourselves against potential intellectual property infringement claims; our ability to attract and retain qualified key employees and to manage our workforce successfully; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; (ii) events related to our regulatory and litigation environment, such as: liabilities or loss of business resulting from a failure by us, our agents or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof, including laws and regulations designed to protect consumers, or detect and prevent money laundering, terrorist financing, fraud and other illicit activity; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards, including changes in interpretations in the United States, the European Union and globally, affecting us, our agents or their subagents, or the banks with which we or our agents maintain bank accounts needed to provide our services, including related to anti-money laundering regulations, anti-fraud measures, our licensing arrangements, customer due diligence, agent and subagent due diligence, registration and monitoring requirements, consumer protection requirements, remittances, and immigration; liabilities, increased costs or loss of business and unanticipated developments resulting from governmental investigations and consent agreements with or enforcement actions by regulators, including those associated with the settlement agreements with the United States Department of Justice, certain United States Attorney's Offices, the United States Federal Trade Commission, the Financial Crimes Enforcement Network of the United States Department of Treasury, and various state attorneys general (the “Joint Settlement Agreements”) and the potential resolution of a matter with the New York Department of Financial Services; the impact on our business from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”), as well as regulations issued pursuant to it and the actions of the Consumer Financial Protection Bureau and similar legislation and regulations enacted by other governmental authorities related to consumer protection; liabilities resulting from litigation, including class-action lawsuits and similar matters, and regulatory actions, including costs, expenses, settlements and judgments; failure to comply with regulations and evolving industry standards regarding consumer privacy and data use and security; effects of unclaimed property laws; failure to maintain sufficient amounts or types of regulatory capital or other restrictions on the use of our working capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations or industry standards affecting our business; and (iii) other events, such as: adverse tax consequences from our spin-off from First Data Corporation; catastrophic events; and management's ability to identify and manage these and other risks. 3

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Hikmet Ersek President & Chief Executive Officer 4

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Solid performance in the second quarter • GAAP revenues flat, while constant currency revenues increased 2%* • Strong growth from digital in consumer money transfer and from Speedpay U.S. electronic bill payments • Westernunion.com transactions increased 25% Overview 5 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Returned $540 million to shareholders YTD

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Long-term strategic plans • Digital expansion in money transfer • Optimization of retail money transfer business • Expansion of payments based businesses, including Business Solutions and U.S. electronic bill payments • Further increasing operating efficiencies Overview 6

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Raj Agrawal Executive Vice President & Chief Financial Officer 7

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  Consolidated revenues of $1.4 billion were flat with the prior year period, or increased 2% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Revenue 8

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  79% of Company revenue  Revenue decreased 1% compared with prior year period, or increased 1% constant currency*  Total transactions increased 3%  Cross-border principal increased 1%, or increased 2% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Consumer-to-Consumer Q2 9

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Regions Revenue Growth/ Decline Constant Currency Rev. Growth/ Decline* Transaction Growth/ Decline % of C2C Revenue North America 3% 3% 4% 37% Europe and CIS -2% 2% 7% 31% MEASA -12% -11% -10% 16% APAC -4% -2% -1% 8% LACA 21% 22% 16% 8% Total C2C -1% 1% 3% 100% Included in C2C regions above: westernunion.com 21% 23% 25% 9% Q2 2017 Consumer-to-Consumer *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. 10

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  Business Solutions (B2B)  7% of Company revenue  Revenue declined 4%, or decreased 1% constant currency*  Other (primarily bill payments businesses in the U.S. & Argentina)  14% of Company revenue  Revenue increased 9%, or increased 12% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Business Solutions and Other Q2 11

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Operating Margin Q2  Operating margin • GAAP margin includes the $49 million legal matter accrual and $35 million of WU Way expenses in the current quarter, and $2 million of WU Way expenses and $15 million of expenses related to the settlement with federal and state governments in the prior year period • Adjusted margin increased primarily due to benefits from timing of marketing spending and lower commission expense *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. The state regulator matter accrual, WU Way related expenses, and the federal and state government settlement are not included in the operating segment results. 12 18.9% 15.6% 20.2% 21.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q2 2016 Q2 2017 Q2 2016 Q2 2017 Adjusted GAAP * * Adjusted GAAP

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. C2C Operating Margin Q2 13  Operating margin • Increased primarily due to benefits from the timing of marketing spending and lower commission expense 23.0% 24.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% Q2 2016 Q2 2017

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  Operating Margin  Operating margin of 5.5% in the current period compared to 5.2% in the prior year period, as lower depreciation and amortization expense was partially offset by higher technology expense  Depreciation and amortization of approximately $11 million, compared to $13 million in the prior year period  EBITDA* margin of 16.6% compared to 18.2% in the prior year period  Negatively impacted by higher technology expense *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. B2B Operating Margin Q2 14

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  Operating margin • Improvement was driven by technology efficiencies and revenue growth, partially offset by higher bank fees in U.S. electronic bill payments business Other Operating Margin Q2 (Primarily consists of bill payments business in the U.S. & Argentina) 15 11.3% 12.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Q2 2016 Q2 2017

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. YTD June 30, 2017 Cash Flow from Operations $(24) million Capital Expenditures $75 million Stock Repurchases $375 million Dividends Paid $165 million Cash Balance, June 30, 2017 $1.1 billion Debt Outstanding, June 30, 2017 $3.6 billion Financial Strength 16

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved.  Revenue • Flat to low single digit growth in GAAP revenue (previously flat to low single digit decline), or a low single digit increase constant currency*  Operating Profit Margin • GAAP operating margin of approximately 17% and adjusted operating margin of approximately 20%*  Earnings per Share • GAAP EPS in a range of $1.46 to $1.56 (previously $1.48 to $1.60) and adjusted EPS in a range of $1.70 to $1.80 (previously $1.63 to $1.75)*  Cash Flow • GAAP Cash flow from operating activities of approximately $200 million, which includes $591 million related to the settlement with the federal and state governments announced in January 2017, approximately $100 million of anticipated final tax payments relating to the agreement announced with the U.S. Internal Revenue Service in December 2011, and the WU Way related payments. Excluding these items, expected cash flow from operating activities would be approximately $1 billion. 2017 Outlook 17 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Questions & Answers 18

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Second Quarter 2017 Earnings Webcast & Conference Call August 3, 2017 Appendix 19

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Western Union's management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP financial measures include revenue change constant currency adjusted; operating margin, excluding the state regulator matter accrual, Joint Settlement Agreements (as defined in the notes below) and WU Way business transformation expenses; EBITDA margin; adjusted EBITDA margin, excluding the state regulator matter accrual, Joint Settlement Agreements and WU Way business transformation expenses; diluted EPS, excluding the state regulator matter accrual, Joint Settlement Agreements and WU Way business transformation expenses; effective tax rate, excluding the state regulator matter accrual, Joint Settlement Agreements and WU Way business transformation expenses; cash flows from operating activities, excluding payments for Joint Settlement Agreements and WU Way business transformation expenses; Consumer-to-Consumer segment revenue change, constant currency adjusted; Consumer- to-Consumer segment principal per transaction change, constant currency adjusted; Consumer-to-Consumer segment cross-border principal change, constant currency adjusted; Consumer-to-Consumer segment region and westernunion.com revenue change, constant currency adjusted; Business Solutions segment revenue change, constant currency adjusted; Business Solutions segment EBITDA margin; Other revenue change, constant currency adjusted; operating margin outlook, excluding the state regulator matter accrual and WU Way business transformation expenses; earnings per share outlook, excluding the state regulator matter accrual and WU Way business transformation expenses; and effective tax rate outlook, excluding the state regulator matter accrual and WU Way business transformation expenses. Although the expenses related to the WU Way are specific to that initiative, the types of expenses related to the WU Way initiative are similar to expenses that the Company has previously incurred and can reasonably be expected to incur in the future. Constant currency results assume foreign revenues are translated from foreign currencies to the U.S. dollar, net of the effect of foreign currency hedges, at rates consistent with those in the prior year. A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below. All adjusted year-over-year changes were calculated using prior year amounts, which have been adjusted for changes in our reporting segments and geographic regions, as described in our earnings press release. Amounts included below are in millions, unless indicated otherwise. Non-GAAP Measures 20

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 21

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 22

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 23

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 24

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 25

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 26

Western Union Confidential | ©2017 Western Union Holdings, Inc. All rights reserved. Reconciliation of Non-GAAP Measures 27